Financial Income, Net (Tables)	6 Months Ended
Jun. 30, 2026
Financial Income, Net [Abstract]
Schedule of Financial Income, Net
	For the Six Months ended June 30,
	2026	2025

Fair value revaluation of warrant liability	$-	$5,218
Fair value revaluation of investment in shares and warrants	2,593	-
Interest income from short term deposits	313	100
Exchange rate differences	(2)	130
Finance expenses	-	(3,139)
Bank fees	(4)	(1)

	2,900	2,308